UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4 (December 1), 2020

JETBLUE AIRWAYS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27-01 Queens Plaza North, Long Island City, New York	11101
(Address of principal executive offices)	(Zip Code)

(718) 286-7900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On December 4, 2020, JetBlue Airways Corporation (the “Company”) completed the public offering of 41,975,000 shares of voting common stock of the Company, which includes full exercise of the underwriters’ option to purchase an additional 5,475,000 shares of common stock, at a public offering price of $14.40 per share (the “Common Stock Offering”). The Company intends to use the net proceeds from the Common Stock Offering for general corporate purposes.

The Common Stock Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an automatic shelf registration statement on Form S-3ASR (Registration No. 333-230007) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”). The material terms of the Common Stock Offering are described in the prospectus supplement, dated December 1, 2020, filed by the Company with the Commission on December 3, 2020, pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the shares of common stock and supplements the prospectus, dated March 1, 2019, that constitutes a part of the Registration Statement.

In connection with the Common Stock Offering, the Company entered into the Underwriting Agreement, dated December 1, 2020, by and among the Company, Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC and Barclays Capital Inc., as representatives of the several underwriters named therein, filed as Exhibit 1.1 to this Current Report on Form 8-K.

The opinion of Debevoise & Plimpton LLP, relating to the validity of the common stock, is filed as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of December 1, 2020, by and among the Company, Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC and Barclays Capital Inc.

5.1	Opinion of Debevoise & Plimpton LLP.

23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JETBLUE AIRWAYS CORPORATION

Date: December 4, 2020	By:	/s/ Alexander Chatkewitz
	Name:	Alexander Chatkewitz
	Title:	Vice President, Controller, and Chief Accounting Officer (Principal Accounting Officer)